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EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statement on Form F-4 of our report dated April 4, 2003, except for Note 29(d) for which the date is July 25, 2003, which appears in Rhodia's Annual Report on Form 20-F/A for the year ended December 31, 2002. We also consent to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.

July 25, 2003

PricewaterhouseCoopers

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT AUDITORS